Exhibit 32.1

                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      Michael R. Kallet, President and Chief Executive Officer, and Eric E. Stickels, Executive Vice President and Chief Financial Officer of Oneida Financial Corp. (the "Company"), each certify in his capacity as an officer of the Company that he has reviewed the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2008 and that to the best of his/her knowledge:

(6) the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

(7) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

 August 14, 2008                   /s/ Michael R. Kallet
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Date                                      President and Chief Executive Officer

 August 14, 2008                   /s/ Eric E. Stickels
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Date                                      Executive Vice President and
                                          Chief Financial Officer